                             LETTER OF TRANSMITTAL
                                   TO TENDER
                      6% CONVERTIBLE DEBENTURES DUE 2012
                                      OF
                            STREAMLOGIC CORPORATION


 THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON NOVEMBER 4, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF 6% DEBENTURES (AS
    DEFINED) DUE 2012 MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION
                                    DATE.


                                      To:
           CHASEMELLON SHAREHOLDER SERVICES, L.L.C., EXCHANGE AGENT

             By Mail               By Facsimile Transmission      By Hand Delivery or Overnight Delivery

         Midtown Station                 (201) 329-8936                 120 Broadway--13th Floor
          P.O. Box 798                                                     New York, NY 10271
       New York, NY 10018             For Confirmation of             Attention: Reorganization Dept.
Attention:  Reorganization Dept.     Facsimile Transmission

                                       (201) 296-4983

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

-----------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF 6% DEBENTURES
-----------------------------------------------------------------------------------------------------------
                       (1)                               (2)               (3)                (4)
                                                                        AGGREGATE     PRINCIPAL AMOUNT OF
                                                     CERTIFICATE     PRINCIPAL AMOUNT    6% DEBENTURES
                                                      NUMBER(S)      OF 6% DEBENTURES      TENDERED**
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)    (ATTACH SIGNED    REPRESENTED BY  (MUST BE AN INTEGRAL
            (PLEASE FILL IN, IF BLANK)            LIST IF NECESSARY) CERTIFICATE(S)*  MULTIPLE OF $1,000)
-----------------------------------------------------------------------------------------------------------
                                                -----------------------------------------------------------
                                                -----------------------------------------------------------
                                                -----------------------------------------------------------
                                                -----------------------------------------------------------
                                                -----------------------------------------------------------
                                                   TOTAL PRINCIPAL
                                                    AMOUNT OF 6%
                                                     DEBENTURES
-----------------------------------------------------------------------------------------------------------

  * Need not be completed by Holders who tender Debentures by book entry transfer (see below).
 ** Unless otherwise indicated, it will be assumed that all Debentures evidenced by any certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 5.

  The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Except as otherwise provided herein, all signatures on this Letter of Transmittal must be guaranteed in accordance with the procedures set forth herein. See Instruction
1. All capitalized terms used herein and not otherwise defined herein are used herein with the meanings ascribed to them in the Offer to Exchange (as defined).

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR 6% DEBENTURES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

  This Letter of Transmittal is to be used only if 6% Convertible Debentures due 2012 (the "6% Debentures") of StreamLogic Corporation (the "Company") are to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures set forth in the Company's Offer to Exchange dated October 7, 1996 (as the same may be amended or supplemented from time to time, the "Offer to Exchange") under the heading "The Exchange Offer--Procedures for Tendering--Book-Entry Transfer." See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  Holders whose 6% Debentures are not immediately available or who cannot deliver their 6% Debentures and all other required documents to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may nevertheless tender their 6% Debentures in accordance with the guaranteed delivery procedures set forth in the Offer to Exchange under the heading "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery." See Instruction 2.

  HOLDERS WHO WISH TO TENDER THEIR 6% DEBENTURES MUST, AT A MINIMUM, COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF 6% DEBENTURES TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. If only those columns are completed, the holder will be deemed to have tendered all the 6% Debentures listed in the table. If a holder wishes to tender less than all of such 6% Debentures, column (4) must be completed in full, and such holder should refer to Instruction 4.

[_] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH ONE OF THE BOOK ENTRY FACILITIES AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name of Tendering Institution ______________________________________________

    Applicable Book-Entry Transfer Facility:
                           DTC [_]        PDTC [_]

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

[_] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name(s) of Registered Holder(s) ____________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Window Ticket Number (if available) ________________________________________

    Name of Institution which Guaranteed Delivery ______________________________

    If Delivered by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:
                           DTC [_]        PDTC [_]

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Exchange and this Letter of Transmittal relating to the Company's offer to exchange (the "Offer") each outstanding $1,000 principal amount of the 6% Debentures for (i) $120.00 in cash, (ii) $113.33 principal amount of the Company's increasing rate unsecured promissory notes due 1998, (iii) 216,66667 shares of the Company's Common Stock, $1.00 par value ("Common Stock") and (iv) five-year warrants ("Warrants") to purchase 40 shares of Common Stock at an initial exercise price of $3.60 per share, subject to certain rights of each Warrant holder to reduce such exercise price under certain circumstances on a one time basis (collectively, the "Tender Offer Consideration"), and otherwise upon the terms and subject to the conditions set forth in the Offer to Exchange. The undersigned hereby acknowledges that, in accordance with the terms of the Offer, the undersigned is not entitled to any payment in respect of accrued interest on the 6% Debentures tendered herewith and accepted pursuant to the Offer (including without limitation interest otherwise scheduled for payment on September 15, 1996). The undersigned further acknowledges that it will be entitled to receive a cash payment (as provided in the Offer to Exchange) in lieu of any fractional shares of Common Stock issuable in the Offer.

  Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of 6% Debentures indicated above.

  Subject to, and effective upon, the acceptance by the Company of the principal amount of 6% Debentures tendered hereby for exchange pursuant to the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all 6% Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such 6% Debentures with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver such 6% Debentures, or transfer ownership of such 6% Debentures on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such 6% Debentures for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such 6% Debentures, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the 6% Debentures tendered hereby and that when such 6% Debentures are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such 6% Debentures will be subject to any adverse claim or right. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the 6% Debentures tendered hereby.

  The undersigned understands that tenders of 6% Debentures pursuant to any of the procedures described in the Offer to Exchange under the caption "The Exchange Offer--Procedures for Tendering" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such 6% Debentures for exchange pursuant to the terms of the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. 6% DEBENTURES PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "The Exchange Offer--Withdrawal of Tenders" in the Offer to Exchange.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the Tender Offer Consideration with respect to 6% Debentures accepted for exchange, and return any certificates for 6% Debentures not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box entitled "Description of 6% Debentures Tendered" (and, in the case of 6% Debentures tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please deliver the Tender Offer Consideration with respect to 6% Debentures for exchange, together with any certificates for 6% Debentures not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in the box entitled "Description of 6% Debentures Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the Tender Offer Consideration with respect to any 6% Debentures accepted for exchange, and return any certificates for 6% Debentures not tendered or not accepted for exchange, in the name(s) of, and deliver such Tender Offer Consideration and any such certificates to, the person(s) at the address(es) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any 6% Debentures from the name of the registered holder(s) thereof if the Company does not accept any of such 6% Debentures for exchange pursuant to the terms of the Offer.


 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6 AND 7)             (SEE INSTRUCTIONS 1, 5, 6 AND 7)


  To be completed ONLY (i) if cer-          To be completed ONLY if certifi-
 tificates for 6% Debentures in a          cates for 6% Debentures in a
 principal amount not accepted             principal amount not accepted
 and/or the certificates repre-            and/or the Certificate represent-
 senting the Tender Offer Consid-          ing the Tender Offer Considera-
 eration, as the case may be, are          tion, as the case may be, are to
 to be issued in the name of some-         be sent to someone other than the
 one other than the undersigned.           undersigned or to the undersigned
                                           at an address other than that
         Issue and mail                    shown in the box entitled "De-
   (check appropriate box(es))             scription of 6% Debentures" on
                                           the face of this Letter.

 [_] 6% Debentures to:                              Mail or deliver

                                              (check appropriate box(es))
 [_] the Tender Offer Considera-
     tion to:                              [_] 6% Debentures to:


 Name _____________________________        [_] the Tender Offer Considera-
           (PLEASE PRINT)                      tion to:
 Address __________________________        Name______________________________
 __________________________________                  (PLEASE PRINT)
 __________________________________        Address __________________________
         (INCLUDE ZIP CODE)                __________________________________
 __________________________________        __________________________________
   (TAX IDENTIFICATION OR SOCIAL                   (INCLUDE ZIP CODE)
          SECURITY NUMBER)                 __________________________________

 Please complete the Substitute Form W-9 below.

--------------------------------------------------------------------------------

                                   SIGN HERE

    (TO BE COMPLETED BY ALL TENDERING HOLDERS OF 6% DEBENTURES REGARDLESS OF
         WHETHER 6% DEBENTURES ARE BEING PHYSICALLY DELIVERED HEREWITH)

 X __________________________________    Address: ___________________________

 X __________________________________    ____________________________________
     Signature(s) of Holder(s) of                (Including Zip Code)
         Authorized Signatory


 Date: ________________________, 1996    Area Code and Telephone No.: _______

 Must be signed by the registered        Tax Identification or Social
 holder(s) of the 6% Debentures          Security No.: ______________________
 tendered hereby exactly as their
 name(s) appear(s) on the                SIGNATURE GUARANTEE (If required,
 certificate(s) for such 6%              see Instructions 1 and 5 below)
 Debentures or, if tendered by a
 participant in one of the Book-         X __________________________________
 Entry Transfer Facilities, exactly         (Name of Eligible Institution
 as such participant's name appears            Guaranteeing Signatures)
 on a security position listing as
 the owner of the 6% Debentures, or      X __________________________________
 by person(s) authorized to become        (Address (including zip code) and
 registered holder(s) by                           Telephone Number
 endorsements and documents               (including area code) of Eligible
 transmitted with this Letter of                     Institution)
 Transmittal. If signature is by a
 trustee, executor, administrator,       X __________________________________
 guardian, attorney-in-fact, officer            (Authorized Signature)
 of a corporation, agent or other
 person acting in a fiduciary or         X __________________________________
 representative capacity, please                    (Printed Name)
 provide the following information
 and see Instruction 5.                  X __________________________________
                                                       (Title)

 Name(s): ___________________________    Date: ________________________, 1996

 X __________________________________
            (Please Print)

 Capacity (full title): _____________

--------------------------------------------------------------------------------

                           INSTRUCTIONS FOR HOLDERS
                            TENDERING 6% DEBENTURES

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to herein as an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the registered holder of the 6% Debentures tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of such 6% Debentures) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such 6% Debentures are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND 6% DEBENTURES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if 6% Debentures tendered hereby are to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in the Offer to Exchange under the heading "The Exchange Offer--Procedures for Tendering-- Book-Entry Transfer." All physically tendered 6% Debentures or confirmations of book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility, together with a properly completed and validly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereof prior to the Expiration Date. If 6% Debentures are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery.

  If a holder desires to tender 6% Debentures pursuant to the Offer and (a) certificates representing such 6% Debentures are not immediately available,
(b) time will not permit this Letter of Transmittal, certificates representing such 6% Debentures and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holder may effect a tender of 6% Debentures in accordance with the guaranteed delivery procedure set forth in the Offer to Exchange under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery."

  Pursuant to such procedure:

    (a) such tender must be made by or through an Eligible Institution;

    (b) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed Delivery (by telegram, facsimile, mail or hand delivery) substantially in the form provided by the Company, setting forth the name and address of the registered holder and the principal amount or number of 6% Debentures being tendered and stating that the tender is being made thereby and guaranteeing that, within three Nasdaq SmallCap Market trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal validly executed (or a facsimile hereof), together with certificates evidencing the 6% Debentures (or confirmation of book-entry transfer of such 6% Debentures into the Exchange Agent's account with a Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and these instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

    (c) this Letter of Transmittal or a facsimile hereof, properly completed and validly executed, with any required signature guarantees, certificates representing the 6% Debentures in proper form for transfer (or confirmation of book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three Nasdaq SmallCap Market trading days after the date of such Notice of Guaranteed Delivery.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, 6% DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF 6% DEBENTURES WILL BE ACCEPTED. BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR 6% DEBENTURES FOR PAYMENT.

  3. INADEQUATE SPACE. If the space provided herein under "Description of 6% Debentures Tendered" is inadequate, the certificate numbers of the 6% Debentures and the principal amount of 6% Debentures tendered should be listed on a separate schedule and attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). Tenders of 6% Debentures will be accepted only in integral multiples of $1,000 principal amount. The aggregate principal amount of all 6% Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of 6% Debentures are made with respect to less than the entire principal amount of 6% Debentures delivered herewith, certificate(s) for the principal amount of 6% Debentures not tendered will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the 6% Debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such 6% Debentures without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown on a security position listing as the owner of the 6% Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the 6% Debentures.

  If any 6% Debentures tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any 6% Debentures tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such 6% Debentures.

  If this Letter of Transmittal is signed by the registered holder of 6% Debentures tendered hereby, no endorsements of such 6% Debentures or separate bond powers are required, unless the Tender Offer Consideration is to be issued to, or 6% Debentures not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), in which case the 6% Debentures tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such 6% Debentures (and with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of 6% Debentures, exactly as the name(s) of the participant(s) appear(s) on such security position listing as the owner of the 6% Debentures). Signatures on such 6% Debentures and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the 6% Debentures tendered hereby, the 6% Debentures must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing such 6% Debentures. Signatures on such 6% Debentures and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any 6% Debentures or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.

  6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Company will pay all transfer taxes with respect to the delivery and exchange of 6% Debentures pursuant to the Offer. If, however, issuance of the Tender Offer Consideration is to be made to, or 6% Debentures not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Tender Offer Consideration unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the 6% Debentures tendered hereby.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the Tender Offer Consideration with respect to any 6% Debentures tendered hereby is to be issued, or 6% Debentures not tendered or not accepted for exchange are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of 6% Debentures Tendered," the appropriate boxes in this Letter of Transmittal must be completed.

  8. TAXPAYER IDENTIFICATION NUMBER. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

  A holder must cross out item (2) in Part 2 of the Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the reportable payments made to the holder or other payee with respect to 6% Debentures exchanged pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will hold 31% of all reportable payments until a TIN is provided to the Exchange Agent.

  9. LOST OR MISSING CERTIFICATES. If a holder desires to tender 6% Debentures pursuant to the Exchange Offer but the certificates evidencing such 6% Debentures have been mutilated, lost, stolen or destroyed, such holder should write to or telephone the Exchange Agent, at the address or telephone number listed on the front page of this Letter of Transmittal, about procedures for obtaining replacement certificates for such 6% Debentures or arranging for indemnification or any other matter that requires handling by the Exchange Agent.

  10. CONFLICTS. In the event of any conflict between the terms of the Offer to Exchange and the terms of this Letter of Transmittal, the terms of the Offer to Exchange will control.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a holder whose tendered 6% Debentures are accepted for payment is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments of Tender Offer Consideration may be subject to backup withholding.

  Certain holders (including, among others, corporations) are not subject to these backup withholdings and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on reportable payments made with respect to 6% Debentures accepted for exchange pursuant to the Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute From W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the 6% Debentures tendered hereby. If the 6% Debentures are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

            PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

--------------------------------------------------------------------------------
 SUBSTITUTE
 FORM W-9

 Please fill in your name, address and type of entity below

 _____________________________________________
 Name

 _____________________________________________
 Address (number and street)

 _____________________________________________
 City, State and Zip Code

 _____________________________________________
 Individual, Corporation, Partnership or Other

 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN")

--------------------------------------------------------------------------------
 PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY
 SIGNING AND DATING BELOW

 _____________________________________________
 Social Security Number

 OR

 _____________________________________________
 Employer Identification Number

--------------------------------------------------------------------------------
 PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

--------------------------------------------------------------------------------
 PART 3--

 Awaiting TIN [_]

 _______________________________________________

 PART 4--

 Exempt [_]

--------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding check the box in Part 4 above.


 SIGNATURE _____________________________________ DATE ___________________, 1996
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
                          OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 _____________________________________________   ______________________  , 1996
                 Signature                               Date
--------------------------------------------------------------------------------